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                                                                    EXHIBIT 10.1


                   GTECH HOLDINGS CORPORATION AND SUBSIDIARIES
                      INCOME DEFFERAL PLAN 1998 RABBI TRUST

                                 TRUST AGREEMENT
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                                 TRUST AGREEMENT

         TRUST AGREEMENT made and entered into as of the 18th day of December, 1998, by and between GTECH HOLDINGS CORPORATION, a corporation organized under the laws of the State of Delaware (hereinafter referred to as the "Company") and THE BANK OF NEW YORK, a New York banking corporation (hereinafter referred to as the "Trustee").

         WHEREAS, the Company has established the GTECH Holdings Corporation and Subsidiaries Income Deferral Plan 1998 (as from time to time amended, the "Plan") as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees from time to time participating in the Plan; and

         WHEREAS, under the Plan, the Company is required to pay Benefits to the Participants or their Beneficiaries; and

         WHEREAS, the Company intends from time to time to contribute cash or other property reasonably acceptable to the Trustee which cash or property will, as and when received by the Trustee, constitute a trust fund to aid the Company in meeting its obligations to make payments of Benefits to Participants and Beneficiaries under the Plan and to assure that such obligations are met after a Change in Control; and

         WHEREAS, the establishment of this Trust shall not affect the Company's continuing obligation to make payments to Participants and Beneficiaries under the Plan except that the Company's liability thereunder shall be offset by actual payments made on its behalf by the Trustee hereunder; and

         WHEREAS, the Company intends that the Trust Fund shall be held by the Trustee and invested, reinvested and distributed all in accordance with the provisions of this Trust Agreement; and

         WHEREAS, the Plan provides, and the Company intends, that the assets of the Trust Fund shall be and remain subject to the claims of the Company's creditors as herein provided and that the Plan not be deemed funded solely by virtue of the existence of this Trust; and
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         WHEREAS, the Trust is intended to be a "grantor trust" with the result that the corpus and income of the Trust are treated as assets and income of the Company pursuant to Sections 671 through 679 of the Code; and

         WHEREAS, the Company intends that the Plan not be deemed funded within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), despite the existence of this Trust; and

         WHEREAS, the Trust shall initially be revocable but shall become irrevocable upon the occurrence of a Change of Control.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

1.       DEFINITIONS; ESTABLISHMENT OF TRUST

         1.1.     DEFINITIONS.

                  Whenever used in this Trust Agreement, unless otherwise provided or the context otherwise requires:

                  (a) "ACCOUNT" shall mean the account established in the Trust Fund with respect to a Participant in accordance with Section 3.1 hereof.

                  (b) "ADMINISTRATOR" shall mean the individual, individuals or committee appointed by the Board of Directors of the Company to control and manage the operation and administration of the Plan.

                  (c) "AFFILIATE" shall mean any person, corporation or other entity which the Company shall have advised the Trustee in writing is a subsidiary or affiliate of the Company or its successor or which owns 20% or more of the voting securities of the Company.

                  (d) "AUTHORIZED OFFICER" shall mean the Chairman, President, any Vice President, the Secretary or the Treasurer of the Company or any other person or persons as may be designated by any such officer.


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                  (e) "BENEFICIARY" shall mean the beneficiary of a Participant as set forth on the Payment Schedule or as thereafter changed in accordance with this Trust Agreement and which is in effect on the date of the Participant's death. If no designated beneficiary survives the Participant or if no Beneficiary is designated as provided herein, the legal representative of the Participant's estate shall be the Beneficiary. If a designated beneficiary survives the Participant but dies before payment in full of Benefits from the Trust has been made, the legal representative of such beneficiary's estate shall become the Beneficiary. References to a Participant in this Trust Agreement in connection with payments hereunder shall also refer to such Participant's Beneficiary unless the context clearly requires otherwise.

                  (f) "BENEFITS" shall mean the payments required to be made to a Participant or his Beneficiary pursuant to a Payment Schedule.

                  (g) "CHANGE OF CONTROL" shall have the meaning assigned to such term by Section 6.2 hereof.

                  (h) "CODE" shall mean the Internal Revenue Code of 1986 as from time to time amended.

                  (i) "COMPANY" shall mean GTECH Holdings Corporation or its successors.

                  (j) "FINAL DETERMINATION" shall mean (i) an assessment of tax by the Internal Revenue Service addressed to the Participant or his Beneficiary which is not timely appealed to the courts; (ii) a final determination by the United States Tax Court or any other Federal Court, the time for an appeal thereof having expired or been waived; or (iii) an opinion by the Company's counsel, addressed to the Company and the Trustee and in form and substance satisfactory to the Trustee, to the effect that amounts held in the Trust are subject to Federal income tax to the Participant or his Beneficiary prior to payment. Notwithstanding the foregoing, no Final Determination shall be deemed to have occurred until the Trustee has actually received a copy of the assessment, court order or opinion which forms the


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basis thereof and such other documents as it may reasonably request.

                  (k) "INCUMBENCY CERTIFICATE" shall mean a certificate of the Secretary or any Assistant Secretary of the Company identifying the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer, which certificate shall include the name, title and specimen signature of each such person and any changes thereto.

                  (l) "INSOLVENT" with respect to the Company means that (i) the Company is unable to pay its debts generally as they come due and/or (ii) the Company is subject to a pending proceeding as a debtor under the Federal Bankruptcy Code or any successor statute.

                  (m) "INVESTMENT GUIDELINES" shall mean the Investment Guidelines in effect pursuant to Section 2.2.

                  (n) "PARTICIPANT" shall mean at the time of determination, an employee of the Company or an Affiliate of the Company participating in the Plan with respect to whom a Payment Schedule is then in effect and for whom an Account is then in existence.

                  (o) "PAYMENT SCHEDULE" shall mean, collectively, the list of Participants in the form of Exhibit B and the schedule of Benefits payable from the Trust Fund to such Participants in the form of Exhibit B-1 or any amendment or substitution thereof as may be provided to the Trustee by the Company prior to a Change of Control in accordance with Section 4.5 of this Trust Agreement.

                  (p) "PLAN YEAR" shall mean the Company's fiscal year.

                  (q) "RELIABLE SOURCE" shall mean (i) a report filed with the Securities and Exchange Commission, (ii) a public statement issued by the Company, or a periodical of general circulation, including, but not limited to, The New York Times or The Wall Street Journal, or (iii) a certificate of the Company signed by the Chief Executive Officer or by the Chairman of the Board of Directors.


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                  (r) "TERMINATION" shall mean a Participant's termination of employment with the Company.

                  (s) "TERMINATION AFFIDAVIT" shall mean an affidavit of a Participant in the form annexed hereto as Exhibit C.

                  (t) "TRUST" shall mean the Trust established under this Trust Agreement.

                  (u) "TRUST AGREEMENT" shall mean this trust agreement as from time to time amended.

                  (v) "TRUST FUND" shall mean the trust fund held from time to time by the Trustee hereunder consisting of all contributions received by the Trustee together with the investments and reinvestments made therewith and all net profits and earnings thereon less all payments and charges therefrom.

         1.2.     ESTABLISHMENT AND TITLE OF THE TRUST.

                  The Company hereby establishes with the Trustee a trust to be known as the "GTECH Holdings Corporation and Subsidiaries Income Deferred Plan 1998 Trust", consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. The Trustee acknowledges the receipt of [$364,933.33] representing the initial contribution to the Trust. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Company shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities of equivalent value, net of any costs of disposition (other than securities issued by the Company or any Affiliate), and such other property shall, following such substitution, constitute the Trust Fund.

         1.3.     ACCEPTANCE BY THE TRUSTEE.

                  The Trustee accepts the Trust established hereunder on the terms and conditions set forth herein and agrees to perform the duties imposed on it by this Trust Agreement.

         1.4.     INCUMBENCY CERTIFICATES.


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                  The Secretary or any Assistant Secretary of the Company,
pursuant to authorization of the Board of Directors of the Company, will promptly deliver an Incumbency Certificate to the Trustee with respect to the Administrator (or every member thereof if the Administrator consists of more than one person) and each Authorized Officer and any changes thereto. The Trustee shall be entitled to rely on the identity of the Administrator and any Authorized Officer until it receives written notice to the contrary.

         1.5.     EFFECTIVE DATE.

                  This Trust Agreement shall be effective as of the date and year first above-written provided that the Trustee shall have received an opinion of counsel to the Company substantially in the form annexed hereto as Exhibit A.

2.       INVESTMENT AND ADMINISTRATION OF THE TRUST FUND

         2.1.     POWERS AND DUTIES OF THE TRUSTEE.

                  In addition to every power and discretion conferred upon the Trustee by any other provision of this Trust Agreement, the Trustee will have the following express powers with respect to the Trust Fund:

                  (a) Subject to the Investment Guidelines set forth in Section
2.2 hereof, to make investments and reinvestments of the assets of the Trust Fund including investments which yield little or no income and from time to time hold funds uninvested, without distinction between principal and income; and in making and holding investments, the Trustee will not be restricted to those investments which are authorized by the law of the State of New York for the investment of trust funds, provided, however, that no investment shall be made in any securities or other obligations of the Company or of any Affiliate. The Trustee is further authorized and empowered to invest and reinvest all or any part of such assets through the medium of any common, collective or commingled trust fund or pool maintained by it as the same may have heretofore been or may hereafter be established or amended.


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                  (b) To retain, to exchange for any other property, to sell in any manner and at any time, any property, and to grant options to sell any such property, without regard to restrictions and without the approval of any court.

                  (c) To vote personally or by proxy and to delegate power and discretion to such proxy.

                  (d) To exercise subscription, conversion and other rights and options, and to make payments from the Trust Fund in connection therewith.

                  (e) To take any action and to abstain from taking any action with respect to any reorganization, consolidation, merger, dissolution, recapitalization, refinancing and any other plan or change affecting any property, and in connection therewith, to delegate its discretionary powers and to pay assessments, subscriptions and other charges from the Trust Fund.

                  (f) In any manner, and to any extent, to waive, modify, reduce, compromise, release, settle and extend the time of payment of any claim of whatsoever nature in favor of or against the Trustee or all or any part of the Trust Fund and to commence or defend suits or other legal proceedings in connection therewith.

                  (g) To make executory contracts and to grant options for any purposes, and to make such contracts and options binding on the trust and enforceable against any property of the Trust Fund.

                  (h) Upon any terms, to borrow money from any person (including, to the extent permitted by applicable law, the Trustee in its individual capacity) and to pledge assets of the Trust Fund as security for repayment.

                  (i) To hold all or any part of the Trust Fund in cash and without obligation to pay or earn interest thereon.

                  (j) To hold assets in time or demand deposits (including deposits with the Trustee in its individual capacity which pay a reasonable rate of interest).


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                  (k) To employ agents, experts and counsel, to delegate
discretionary powers to, and rely upon information and advice furnished by, such agents, experts and counsel and to pay their reasonable fees and disbursements.

                  (l) From time to time to register any property in the name of its nominee or in its own name, or to hold it unregistered or in such form that title shall pass by delivery or to cause the same to be deposited in a depository or clearing corporation or system established to settle transfers of securities and to cause such securities to be merged and held in bulk by the nominee of such depository or clearing corporation or system.

         2.2.     INVESTMENT GUIDELINES.

                  (a) Investment Guidelines Prior to a Change of Control. Prior to a Change of Control, in exercising its powers under Section 2.1 hereof, the Trustee shall invest and reinvest the Trust Fund in accordance with the Investment Guidelines delivered to the Trustee in writing by the Company. The Company may from time to time prior to a Change of Control amend the Investment Guidelines then in effect or substitute new Investment Guidelines in writing signed by an Authorized Officer of the Company. Until the Trustee receives new Investment Guidelines, the Trustee may rely and shall be fully protected in relying on the last Investment Guidelines it has received.

                  (b) Investment Guidelines On and After a Change of Control; Absence of Effective Investment Guidelines. On and after the occurrence of a Change of Control (and prior to a Change of Control if the Company has not delivered Investment Guidelines to the Trustee or there are no such Investment Guidelines then in effect), in exercising its powers under Section 2.1 hereof, the Trustee shall, consistent with the overall objective of the Trust Fund which is the preservation of capital, invest and reinvest the Trust Fund in short-term investments, including, without limitation, obligations issued or guaranteed by the United States of America or any agency thereof, proportionate interests in any such obligations held by any bank or trust company organized under the laws of the United States of America or any state thereof as a custodian, commercial paper rated A-1 by Standard & Poors Corporation or P-1 by Moody's


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Investment Services, Master Notes of corporations with commercial paper ratings of A-1 or P-1, time or savings deposits and certificates of deposit.


3.       ACCOUNTS;  CONTRIBUTIONS

         3.1.      ESTABLISHMENT OF ACCOUNTS.

                  (a) The Trustee shall create in the Trust Fund a separate Account for each Participant for whom a contribution has been made in accordance with the Payment Schedule provided to the Trustee. All contributions received by the Trustee and all other receipts of the Trustee, whether by way of dividends, interest or otherwise for the account of the Trust Fund, may be commingled, held, invested and, with all disbursements therefrom, accounted for by the Trustee as a single fund. The Trust Fund shall be revalued by the Trustee as of the last business day of each calendar quarter at current market values, as determined by the Trustee. Net income and net investment gains and losses (including gains and losses on the amounts contributed pursuant to Section 3.2(b)) shall be allocated by the Trustee proportionately among Participants' Accounts as of the end of each calendar quarter based on the value of Participants' Accounts as of the last business day of the preceding calendar quarter. The Trustee shall maintain a record of the value of each Participant's Account based on the aggregate value of the Trust Fund, the information provided by the Company as to its contributions with respect to each Participant's Account and any payments therefrom.

         3.2.     CONTRIBUTIONS BY THE COMPANY.

                  (a) The Trustee shall receive from the Company such amounts in cash or other property acceptable to the Trustee as the Company may from time to time determine. The Trustee shall be under no obligation to collect any such contribution. All responsibility for the determination of the amount, timing and type of payments made to the Trustee, or otherwise establishing a funding policy consistent with the objectives of the Plan shall


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be on the Company or its designee. The Company will certify to the Trustee in writing with respect to each such contribution the amount of the contribution being made with respect to each Participant's Account and the Trustee shall allocate the contribution among such Accounts accordingly.

                  (b) In addition to contributions made to the Trust pursuant to
Section 3.2(a), the Company may from time to time deliver to the Trustee such other amounts as may be considered necessary or appropriate to provide for the payment of expenses of the Trust.


4.       PAYMENT OF BENEFITS

         4.1.     PAYMENTS PRIOR TO A CHANGE OF CONTROL.

                  Prior to a Change of Control, solely out of the Trust Fund and with no obligation otherwise to make any payment, the Trustee shall make such payments as shall be directed by the Company in writing. Such directions shall specify the Accounts to be charged in connection therewith. The Trustee may rely and shall be fully protected in relying on such directions.

         4.2.     PAYMENTS ON AND AFTER CHANGE OF CONTROL.

                  (a) On and after the occurrence of a Change of Control in the event of a Participant's Termination, such Participant shall provide the Trustee with a Termination Affidavit. If the Participant is deceased, the Termination Affidavit shall be provided by the Beneficiary who shall also supply the Trustee with a certified copy of the death certificate of the Participant (and, where the Beneficiary is the legal representative of the estate of a Beneficiary who survives the Participant but dies before all benefits have been paid, a certified copy of the death certificate of such Beneficiary), an inheritance tax waiver and such other documents as the Trustee may require (including, without limitation, certified copies of letters testamentary). Promptly upon receipt thereof, the Trustee shall mail a copy of the Termination Affidavit to the Company. The Trustee, solely out of the Trust Fund and with no obligation otherwise to make


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any payment, shall, as soon as administratively practicable and in conformity with the instructions set forth in the Payment Schedule, make payments to such Participant or Beneficiary at the times and in the manner set forth in the Payment Schedule last received by the Trustee with respect to such Participant or Beneficiary and consistent with the information set forth in the Termination Affidavit. In no event will the amount payable to a Participant or Beneficiary exceed the balance credited to such Participant's Account. The Trustee may rely and shall be fully protected in relying on the contents of a Termination Affidavit and all documentation and other information provided to it by the Company or the Administrator for all purposes under this Trust Agreement as if the Plan were deemed funded and the Company and the Administrator were "named fiduciaries" as such term is defined in ERISA.

                  (b) Payments to Participants shall be made in the order of the receipt of Termination Affidavits. In the event that the Trustee receives more than one Termination Affidavit on the same day and the Trust Fund is not sufficient to make all of the payments otherwise required as a result of the receipt of such Termination Affidavits, the Trustee, after the payment of all of its unpaid compensation and expenses, shall distribute the balance of the Trust Fund to the Participants who have submitted such Termination Affidavits on a pro rata basis.

         4.3.     PAYMENTS IN THE EVENT OF A FINAL DETERMINATION.

                  Notwithstanding anything contained in Section 4 of this Trust Agreement to the contrary, if at any time (i) a Final Determination is made that the income of the Trust Fund is taxable to the Trust as an entity and not to the Company, or (ii) if a tax, as a result of a Final Determination, is payable by one or more Participants in respect of any interest in the Trust Fund prior to payment of such interest to such Participant or Participants, then, (x) in case of the occurrence of the event described in clause (i), the Trust shall terminate and the assets thereof shall be paid to the Company, (y) in the event of the occurrence of the event described in clause (ii), the Trustee, solely out of the Trust Fund and with no obligation otherwise to make any payment, shall pay to the affected Participant and charge his Account accordingly the amount of the tax so payable, and (z) in the event of the occurrence of the events described in


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both clauses (i) and (ii), the Trustee shall first pay to the affected
Participant or Participants the amount of tax so payable, and then the Trust shall terminate and the remaining assets thereof shall be paid to the Company. Notwithstanding any other provision of this Trust Agreement, if any amounts held in the Trust are found in a Final Determination to have been includible in gross income of a Participant prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable, pay such amounts to such Participant and charge his Account accordingly. For purposes of this Section 4.3, the Trustee shall be entitled to rely on an affidavit from a Participant (substantially in the form annexed hereto as Exhibit D) to the effect that a Final Determination described in clause (ii) above has occurred.

         4.4.     RULES GOVERNING PAYMENTS.

                  The Trustee shall not make any payments to Participants or Beneficiaries from the Trust Fund except as provided in Sections 4.1, 4.2 or 4.3 even though it may be informed from another source that payments are due under the Plan. The Trustee shall have no duty to determine the propriety or amount of such payments or the rights of any person in the Trust Fund. Any amount paid under Section 4.1, 4.2 or 4.3 shall be charged against such Participant's Account and no payment with respect to a Participant's Account shall be made in excess of the amount then credited to such Participant's Account. The Administrator or the Company shall provide the Trustee with sufficient information to enable it to so charge a Participant's Account. The Company shall on a timely basis provide the Trustee with written instructions for the reporting and withholding of any federal, state and local taxes that may be required to be reported and withheld with respect to any amount paid under
Section 4.1, 4.2 or 4.3, and the Trustee shall comply with such written instructions and shall pay any taxes withheld to the appropriate taxing authorities. The Trustee may rely conclusively (and shall be fully protected in such reliance) on the written instructions of the Company as to all tax reporting and withholding requirements.

         4.5.     PAYMENT SCHEDULES.


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                  Upon the execution of this Trust Agreement, the Company shall deliver to the Trustee a list of current Participants substantially in the form of Exhibit B and the initial Payment Schedules substantially in the form of Exhibit B-1. The Company may from time to time add additional Payment Schedules to the Trust Agreement and may from time to time amend the Payment Schedules then in effect or substitute new Payment Schedules without the written consent of the Participant or Participants to whom such Payment Schedules relate; provided, however, that following a Change of Control the Company shall not have the power to add or substitute Payment Schedules nor may the Company amend a Payment Schedule without the written consent of the Participant to whom such Payment Schedule relates. The Trustee may rely and shall be fully protected in relying on the contents of a Payment Schedule for all purposes under this Trust Agreement without inquiry until it receives an amendment thereto or a new Payment Schedule in substitution thereof to the extent permitted hereunder.

         4.6.     DESIGNATION OF BENEFICIARIES.

                  At the time that the Company first submits a Payment Schedule with respect to a Participant, it shall ascertain from such Participant the identity of such Participant's Beneficiary and shall identify such Beneficiary on the initial Payment Schedule submitted to the Trustee with respect to such Participant. In submitting a Payment Schedule with a Beneficiary designated thereon, the Company shall be deemed to certify that such designation accurately reflects the Participant's instructions to the Company. At any time, a Participant may revoke or change a Beneficiary designation without the consent of any prior Beneficiary by mailing or delivering a written Change or Revocation of Beneficiary Designation substantially in the form annexed hereto as Exhibit E to the Trustee at the address set forth in Section 8.3(b); provided, however, that no change or revocation of a designation shall be valid unless it is actually received by the Trustee during the Participant's lifetime. The Trustee may rely and shall be fully protected in relying on the last Beneficiary designation in its possession as of the date of a Participant's death.

         4.7.     COMPANY'S CONTINUING OBLIGATIONS.


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                  Notwithstanding any provisions of this Trust Agreement to the contrary, the Company shall remain obligated to pay the Benefits under the Plan. To the extent the amount in a Participant's Account is not sufficient to pay any Benefit when due, the Company shall pay such deficiency directly to the Participant. Nothing in this Trust Agreement shall relieve the Company of its liabilities to pay the Benefits except to the extent such liabilities are met by the application of Trust Fund assets.

         4.8.     EXCESS AMOUNTS.

                  To the extent there remains an amount credited to a Participant's Account after his Benefits have been paid in full, such excess shall be reallocated as of the end of that calendar quarter to the remaining Accounts of all other Participants who then have an Account in the Trust Fund in proportion to their respective Account balances. After all of the Benefits have been paid in full, the Trust shall terminate and, after the payment of any unpaid expenses, the assets of the Trust Fund (if any) shall be transferred to the Company.

         4.9.     COMPANY'S INTENT.

                  It is the intention of the Company to have each Account established hereunder treated as a separate account designed to satisfy the Company's legal liability under the applicable Agreement in respect of the Participant for whom such Account has been established, and to have the balance, if any, in each such Account revert to the Company after all of the Company's legal liabilities with respect to Benefits under all of the Plan have been met. The Company, therefore, agrees that all income, deductions and credits of each such Account belong to it as owner for income tax purposes and will be included on the Company's income tax returns.



5.       CONCERNING THE TRUSTEE

         5.1.     NOTICES TO THE TRUSTEE.


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                  The Trustee may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                           (a) any notice, direction, certification, approval or
other writing of the Company, if evidenced by an instrument signed in the name of the Company by an Authorized Officer; and

                           (b) any copy of a resolution of the Board of
Directors of the Company, if certified by the Secretary or an Assistant Secretary of the Company under its corporate seal; or

                           (c) any notice, direction, certification, approval or
other writing, oral or other transmitted form of instruction received by the Trustee and believed by it to be genuine and to be sent by or on behalf of the Administrator.

         5.2.     EXPENSES OF THE TRUST FUND.

                  The Trustee is authorized to pay out of the Trust Fund: (a) all brokerage fees and transfer tax expenses and other expenses incurred in connection with the sale or purchase of investments; (b) all real and personal property taxes, income taxes and other taxes of any kind at any time levied or assessed under any present or future law upon, or with respect to, the Trust Fund or any property included in the Trust Fund; (c) the Trustee's compensation and expenses as provided in Section 5.3 hereof; and (d) all other expenses of administering the Trust, unless promptly paid to the Trustee by the Company. To the extent charged against the Trust Fund, all expenses described in this
Section 5.2 shall be charged proportionately against, and paid from, all Accounts in existence at the time of such payment.

         5.3.     COMPENSATION OF THE TRUSTEE.

                  The Company will pay to the Trustee such compensation for its services as set forth on Exhibit F as from time to time amended by the Company and the Trustee and will reimburse the Trustee for all expenses (including reasonable attorney's fees) incurred by the Trustee in the administration of the Trust. If not promptly paid on request, the Trustee may charge such fees and expenses to and pay the same from the Trust Fund. In such event, such fees and expenses shall be charged pro rata to the Accounts in existence on the date of such payment. The


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compensation and expenses of the Trustee shall constitute a lien on the Trust
Fund.

         5.4.     PROTECTION OF THE TRUSTEE.

                  The Company shall pay and shall protect, indemnify and save harmless the Trustee and its officers, employees and agents from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) of any nature arising from or relating to any action or any failure to act by the Trustee, its officers, employees and agents or the transactions contemplated by this Trust Agreement, including, but not limited to, any claim made by a Participant or his beneficiary with respect to payments made or to be made by the Trustee, any claim made by the Company or its successor, whether pursuant to a sale of assets, merger, consolidation, liquidation or otherwise, that this Trust Agreement is invalid or ultra vires, except to the extent that any such loss, liability, action, suit, judgment, demand, damage, cost or expense has been determined by a final judgment of a court of competent jurisdiction to be solely the result of the gross negligence or willful misconduct of the Trustee, its officers, employees or agents. To the extent that the Company has not fulfilled its obligations under the foregoing provisions of this Section, the Trustee shall be reimbursed out of the assets of the Trust Fund or may set up reasonable reserves for the payment of such obligations. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company or the Administrator.

         5.5.     DUTIES OF THE TRUSTEE.

                  The Trustee will be under no duties whatsoever, except such duties as are specifically set forth as such in this Trust Agreement, and no implied covenant or obligation will be read into this Trust Agreement against the Trustee. The Trustee will not be liable for any action or failure to act except if such action or failure to act constitutes gross negligence or willful misconduct. The Trustee will not be compelled to take any action toward the execution or enforcement of the Trust or to prosecute or defend any suit in respect thereof, unless indemnified to its


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
satisfaction against loss, cost, liability and expense; and the Trustee will be under no liability or obligation to anyone with respect to any failure on the part of the Company, the Administrator or a Participant to perform any of their respective obligations under the Plan. Nothing in this Trust Agreement shall be construed as requiring the Trustee to make any payment in excess of the amounts held in the Trust Fund at the time of such payment or otherwise to risk its own funds.




         5.6.     SETTLEMENT OF ACCOUNTS OF THE TRUSTEE.

                  The Trustee shall keep or cause to be kept accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such accounts shall be open to inspection and audit at all reasonable times during normal business hours by any person designated by the Company or the Administrator. At least annually after the end of each Plan Year, the Trustee shall file with the Company and the Administrator a written account, listing the investments of the Trust Fund and any uninvested cash balance thereof, and setting forth all receipts, disbursements, payments, and other transactions respecting the Trust Fund not included in any such previous account. Any account, when approved by the Company and the Administrator, will be binding and conclusive on the Company, the Administrator and all Participants, and the Trustee will thereby be released and discharged from any liability or accountability to the Company, the Administrator and all Participants with respect to all matters set forth therein. Omission by the Company or the Administrator to object in writing to any specific items in any such account within sixty (60) days after its delivery will constitute approval of the account by the Company and the Administrator. No other accounts or reports shall be required to be given to the Company, the Administrator or a Participant except as stated herein or except as otherwise agreed to in writing by the Trustee. The Trustee shall not be required to file, and no Participant or Beneficiary shall have right to compel, an accounting, judicial or otherwise, by the Trustee.

         5.7.     RIGHT TO JUDICIAL SETTLEMENT.

                  Nothing contained in this Trust Agreement shall be construed as depriving the Trustee of the right to have a judicial settlement of its accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto in addition to the Trustee shall be the Company, in the case of a proceeding commenced prior to a Change of Control, or the Company and the Participants for whom Accounts are held as part of the Trust Fund and to whom additional Benefits are payable pursuant to a Payment Schedule then in effect (or, in the case of a deceased Participant still entitled to Benefits from the Trust Fund, his Beneficiary), in the case of a proceeding commenced on or after a Change of Control.

         5.8.     RESIGNATION OR REMOVAL OF THE TRUSTEE.

                  The Trustee may at any time resign and may at any time be removed by the Company upon sixty (60) days' notice in writing; provided, however, that following a Change of Control, the Company shall have the right to remove the Trustee only with the written consent of two-thirds of the Participants for whom Accounts are held as part of the Trust Fund and to whom additional Benefits are payable pursuant to a Payment Schedule then in effect.

         5.9.     APPOINTMENT OF SUCCESSOR TRUSTEE.

                  In the event of the resignation or removal of the Trustee, or in any other event in which the Trustee ceases to act, a successor trustee may be appointed by the Company by instrument in writing delivered to and accepted by the successor trustee; provided, however, that following a Change of Control, the designation of a successor trustee shall be approved in writing by two-thirds of the Participants for whom Accounts are held as part of the Trust Fund and to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. Notice of such appointment and approval, if applicable, will be given by the Company to the retiring trustee, and the successor trustee will deliver to the retiring trustee an instrument in writing accepting such appointment. Notwithstanding the foregoing, if no appointment and approval, if applicable, of a successor trustee is made by the Company within a reasonable time after such a resignation, removal or other event, any court of competent jurisdiction may appoint a successor trustee after such notice, if any, solely to the Company and the retiring trustee, as such court may deem suitable and proper.

         In the event of such resignation, removal or other event, the retiring trustee or its successors and assigns shall file with the Company a final account to which the provisions of Section 5.6 hereof relating to annual accounts shall apply.

         In the event of the appointment of a successor trustee, such successor trustee will succeed to all the right, title and estate of, and will be, the Trustee; and the retiring trustee will after the settlement of its final account and the receipt of any compensation or expenses due it, deliver the Trust Fund to the successor trustee together with all such instruments of transfer, conveyance, assignment and further assurance as the successor trustee may reasonably require. The retiring trustee will retain a lien upon the Trust Fund to secure all amounts due the retiring trustee pursuant to the provisions of this Trust Agreement.

         5.10.    MERGER OR CONSOLIDATION OF THE TRUSTEE.

                  Any corporation continuing as the result of any merger or resulting from any consolidation to which merger or consolidation the Trustee is a party, or any corporation to which substantially all the business and assets of the Trustee may be transferred, will be deemed automatically to be continuing as the Trustee.

6.       ENFORCEMENT; CHANGE OF CONTROL; CREDITORS

         6.1.     ENFORCEMENT OF TRUST AGREEMENT AND LEGAL PROCEEDINGS.

                  The Company shall have the right to enforce any provision of this Trust Agreement, and on or after a Change of Control, any Participant (or if such Participant is deceased, his Beneficiary) shall have the right as a beneficiary of the Trust to enforce any provision of this Trust Agreement that affects the right, title and interest of such Participant in the Trust. Except as otherwise provided in Sections 5.6 and 5.7 hereof, in any action or proceeding affecting the Trust, the only necessary parties shall be the Company, the Trustee and the Participants with respect to whom Accounts are then in existence in the Trust Fund and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust.

         6.2.     CHANGE OF CONTROL.

A Change of Control means the occurrence of any of the following:

                  (a) The members of the Board of Directors of the Company at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of the Company, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of the Company still in office who were members of the Board of Directors of the Company at the beginning of such twenty-four calendar month period, shall be deemed an Incumbent Director;

                  (b) Any "person", including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Act"), but excluding the Company, any of its Affiliates, or any employee benefit plan of the Company or any of its Affiliates) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing the greater of 30% or more of the combined voting power of the Company's then outstanding securities;

                  (c) The stockholders of the Company shall approve a definitive agreement (1) for the merger or business combination of the Company with or into another corporation if (A) a majority of the directors of the surviving corporation were not directors of the Company immediately prior to the effective date of the merger or (B) the stockholders of the Company immediately prior to the effective date of such merger own less than 50% of the combined voting power in the then outstanding securities in such surviving corporation or (2) for the sale or other disposition of all or substantially all of the assets of the Company; or

                  (d) The purchase of the common stock of the Company pursuant to any tender or exchange offer made by any "person", including a "group" (as such terms are used in Section 13(d) of the Act, other than the Company, any of its Affiliates, or any employee benefit plan of the Company or any of its Affiliates), for 30% more of the common stock of the Company.

                  Notwithstanding the foregoing definition, (i) no Change of Control shall be deemed to have occurred for purposes of this Trust Agreement unless and until the Trustee has actual knowledge from a Reliable Source, not including a Participant, of such Change of Control, and (ii) the Trustee shall not be deemed to have actual knowledge of any Change of Control as defined in
Section 6.2(a) until it has received a report signed by a majority of the board of directors referred to in such Section indicating that they have not approved of the change in the composition of the board of directors referred to in such Section.


         6.3.     INSOLVENCY OF THE COMPANY.

                  (a) If at any time (i) the Company or a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, (ii) the Trustee is served with any order, process or paper from which it appears that an allegation to the effect that the Company is Insolvent has been made in a judicial proceeding or (iii) the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or from a Reliable Source to the effect that the Company is Insolvent, the Trustee shall discontinue payment of Benefits under this Trust Agreement, shall hold the Trust Fund for the benefit of the Company's creditors, and shall resume payment of Benefits under this Trust Agreement in accordance with Section 4 hereof only upon receipt of an order of a court of competent jurisdiction requiring such payment or if the Trustee has actual knowledge of a current report or statement from a nationally recognized credit reporting agency or other Reliable Source (other than a Reliable Source described in clause (iii) of the definition thereof) to the effect that the Company is not Insolvent; provided, however, that in the event that payment of Benefits was discontinued by reason of a court order or injunction, the Trustee shall resume payment of Benefits only upon receipt of an order of a court of competent jurisdiction requiring such payment. The Company and its Chief Executive Officer shall be obligated to give the Trustee prompt written notice in the event that the Company becomes Insolvent. The Trustee shall not be liable to anyone in the event Benefits are discontinued pursuant to this Section 6.3.

                  (b) If the Trustee discontinues payment of Benefits pursuant to Section 6.3(a) and subsequently resumes such payment, the first payment to a Participant for his Account following such discontinuance shall include an aggregate amount equal to the difference between the payments which would have been made to such Participant under this Trust Agreement but for Section 6.2(a) and the aggregate payments actually made to such Participant by the Company (as certified to the Trustee by the Participant in writing) during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the Trust Fund during the period of such discontinuance.

                  (c) In the event that at any time any amount is paid from the Trust Fund to creditors of the Company, the Company shall upon demand by the Trustee deposit into the Trust Fund a sum equal to the amount paid by the Trust Fund to such creditors. The Trustee shall be under no obligation to collect any such deposit.


7.       AMENDMENT, REVOCATION AND TERMINATION

         7.1.     AMENDMENT.

                  (a) Prior to the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee but without the consent of any Participant.

                  (b) At any time upon or after the occurrence of a Change of Control, the Company may from time to time amend in writing, in whole or in part, any or all of the provisions of this Trust Agreement with the written consent of the Trustee and two-thirds of the Participants for whom Accounts are held as part of the Trust Fund and to whom additional Benefits are payable pursuant to a Payment Schedule then in effect. In addition, the Trust Agreement may be amended by the Company at any time with the written consent of the Trustee, but only to the extent such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. In the event that the Company proposes to adopt an amendment to the Trust Agreement pursuant to the preceding sentence, the Company shall provide the Trustee with an opinion of counsel reasonably acceptable to the Trustee and in form and substance satisfactory to the Trustee to the effect that such amendment is required by law or is necessary or desirable to prevent adverse tax consequences to Participants. The Trustee may rely and shall be fully protected in relying on such opinion without inquiry.

         7.2.     REVOCABILITY.

                  Prior to a Change of Control, the Trust shall be revocable by the Company, all or any part of the Trust Fund shall be recoverable by the Company and the Participants shall have no right to any part of the Trust Fund. Upon a Change of Control, the Trust shall become irrevocable, and shall be held for the exclusive purpose of providing the Benefits to Participants and their beneficiaries and defraying expenses of the Trust in accordance with the provisions of this Trust Agreement. Once the Trust has become irrevocable, no part of the income or corpus of the Trust Fund shall be recoverable by the Company. Notwithstanding anything in this Trust Agreement to the contrary, the Trust Fund shall at all times be subject to the claims of creditors of the Company as provided in Section 6.3 of this Trust Agreement.

         7.3.     TERMINATION.

                  (a) Prior to a Change of Control, the Company may revoke and terminate the Trust at any time, in its sole discretion, without the approval of any Participant, upon notice in writing to the Trustee. As soon as practicable following the Trustee's receipt of such notice, the Trustee shall settle its final accounts in accordance with Section 5.6 hereof and, after the receipt of any unpaid fees and expenses, shall distribute the balance of the Trust Fund as directed by the Company.

                  (b) Following a Change of Control the Trust shall terminate after the Trustee shall have made all payments required by Section 4, and, after the Trustee's final accounts have been settled in accordance with Section 5.6 hereof and after the receipt of any unpaid fees and expenses, the Trustee shall distribute the balance of the Trust Fund as directed by the Company.

8.       MISCELLANEOUS PROVISIONS

         8.1.     SUCCESSORS.

                  This Trust Agreement shall be binding upon and inure to the benefit of the Company and the Trustee and their respective successors and assigns.

         8.2.     NONALIENATION.

                  Except insofar as applicable law may otherwise require, (a) no amount payable to or in respect of any Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant.

         8.3.     COMMUNICATIONS.

                  (a) Communications to the Company shall be addressed to the Company at 55 Technology Way, West Greenwich, RI 02852, Attn: General Counsel, provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

                  (b) Communications to the Trustee shall be addressed to it at The Centre at Purchase, 3 Manhattanville Road, Purchase, NY 10577, Attn:
Retirement Services Division; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

                  (c) No communication shall be binding on the Trustee until it is received by officer the Trustee having primary responsibility for this Trust, and no communication shall be binding on the Company until it is received by the Company.

         8.4.     HEADINGS.

                  Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

         8.5.     THIRD PARTIES.

                  A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

         8.6.     GOVERNING LAW.

                  This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws and the Trustee shall be liable to account only in the courts of that state.

         8.7.     COUNTERPARTS.

                  This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

         IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                                  GTECH HOLDINGS CORPORATION


                                                  BY: /s/
                                                      ________________________


ATTEST

/s/
______________________________


                                                  THE BANK OF NEW YORK, AS
                                                  TRUSTEE


                                                  BY: /s/
                                                      _________________________


ATTEST

/s/
______________________________

STATE OF                   )
                      : SS.:
COUNTY OF                  )


         On this __ day of _____________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, said that he\she resides at _______________________; that he\she is a _______________ of GTECH
HOLDINGS CORPORATION, the corporation described in and which executed the foregoing instrument; that he\she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he\she signed his\her name thereto by like order.


                                                  ____________________________
                                                  Notary Public
                                                  Commission Expires:


STATE OF NEW YORK          )
                      : SS.:
COUNTY OF NEW YORK         )


         On this __ day of _____________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, said that he\she resides at _______________________; that he\she is a _______________ of THE BANK
OF NEW YORK, the corporation described in and which executed the foregoing instrument; that he\she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he\she signed his\her name thereto by like order.


                                                  ____________________________
                                                  Notary Public
                                                  Commission Expires:

                                                                       EXHIBIT A


                           FORM OF OPINION OF COUNSEL


                                                              ____________, 199_



The Bank of New York
One Wall Street
New York, New York 10286

Gentlemen:

         We have acted as counsel to _____________________ (the "Company") in connection with the negotiation, execution and delivery by the Company of the Trust Agreement, dated as of _______, 199_, between the Company and The Bank of New York, as Trustee (the "Trust Agreement") establishing the _______________ Trust (the "Trust").

         We are familiar with the proceedings taken by the Company in connection with the Trust Agreement and the transactions contemplated thereby. In addition, we have examined such records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion.

         Based upon, and subject to, the foregoing it is our opinion that:

         1. The Company is a corporation duly constituted, validly existing and in good standing under the laws of the State of ________________, the Company is authorized to do business in the State of New York and other such jurisdictions in which it is currently doing business; and the Company has all requisite power and authority to establish the Trust and to execute, deliver and perform its obligations under the Trust Agreement.

         2. The execution, delivery and performance by the Company of the Trust Agreement has been duly authorized by all necessary action on the part of the Company, and does not and will not (a) violate any provision of any law, rule or regulation of the State of New York, the State of ________________, or of the Federal law of the United States of America or any order, writ, judgment, decree, determination or award known to us and having applicability to the Company, or (b) result in a breach of or constitute a default under any agreement or instrument, in each case known to us, to which the Company is a party or by which the Company or its properties may be bound or affected.

         3. The Trust Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity as may be applied by a court.

         4. The Trust constitutes a "grantor trust" within the meaning of Sections 671 et. seq. of the Internal Revenue Code of 1986, as amended, with respect to which the Company is deemed to be the "owner" of all portions of the Trust and is required to report the income thereof on its income tax return.

         In rendering the foregoing opinions with respect to the Trust Agreement, we have assumed the due authorization, execution and delivery of such Trust Agreement on the part of The Bank of New York, as Trustee, and the legality, validity, binding effect on and enforceability against the Trustee, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity as may be applied by a court.

                                                               Very truly yours,

                                                                       EXHIBIT B

FORM OF LIST OF PARTICIPANTS


         Pursuant to Section 4.5 of the Trust Agreement, dated as of December 18, 1998, between GTECH HOLDINGS CORPORATION (the "Company") and The Bank of New York as Trustee, the Company provides the following list of Participants in the
Plan:




Dated:

                                                  GTECH HOLDINGS CORPORATION


                                                  By: ________________________
                                                  Authorized Officer

                                                                     EXHIBIT B-1


                            FORM OF PAYMENT SCHEDULE
                                __________ , 199_


         Pursuant to Section 4.5 of the Trust Agreement, dated as of _______________, 199_, between ___________________ (the "Company") and The Bank of New York as Trustee, the Company provides a Payment Schedule with respect to the following Participant:


NAME OF PARTICIPANT:                ________________________

ADDRESS:                            ________________________

                                    ________________________

SOCIAL SECURITY NUMBER:             ________________________


NAME OF BENEFICIARY:                ________________________

RELATIONSHIP:                       ________________________

ADDRESS:                            ________________________

                                    ________________________

SOCIAL SECURITY NUMBER:             ________________________


[GTECH TO INSERT PAYMENT OPTION PURSUANT TO GTECH HOLDINGS CORPORATION AND SUBSIDIARIES INCOME DEFERRAL PLAN 1998]


Dated: _________, 199_


                                                              [COMPANY]

                                                  By: ________________________
                                                  Authorized Officer


THE PARTICIPANT MUST SIGN THE FOLLOWING CONSENT IF THIS IS AN AMENDMENT OR SUBSTITUTION OF A PAYMENT SCHEDULE AFTER A CHANGE OF CONTROL

         The undersigned Participant to whom this Payment Schedule relates consents to the amendment of or substitution for the Payment Schedule heretofore on file with the Trustee with respect to him, by the form set forth above.


Dated:______________, 19__

                                                  _________________________
                                                  Participant's Signature

                                                                       EXHIBIT C


                          FORM OF TERMINATION AFFIDAVIT



         I, __________________, under penalties of perjury, do hereby solemnly swear (i) that, pursuant to Section 4.1 of the Trust Agreement between The Bank of New York (the "Trustee") and _____________ (the "Company"), dated as of ____________, 199_ (the "Trust Agreement"), I am providing this Termination Affidavit to the Trustee and the Company in order to secure the benefits to which I am entitled under such Trust Agreement and the _________ Plan (the "Plan"); (ii) that a Termination (within the meaning of the Trust Agreement) occurred on _________ __, 19__.


[GTECH TO INSERT PAYMENT OPTION PURSUANT TO GTECH HOLDINGS CORPORATION AND SUBSIDIARIES INCOME DEFERRAL PLAN 1998]


                                                  _____________________________
                                                  Participant's Signature


STATE OF ___________)
                                    SS.:
COUNTY OF __________)


         On this __ day of _____________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, said that he resides at _______________________ and that the statements herein are all true and correct.


                                                  ____________________________
                                                  Notary Public
                                                  Commission Expires:

                                                                       EXHIBIT D


              FORM OF AFFIDAVIT WITH RESPECT TO FINAL DETERMINATION

                           __________________________


         I, ___________________, under penalties of perjury, do hereby solemnly swear (i) that I make this affidavit in order to induce The Bank of New York, as Trustee under the Trust Agreement, dated as of _______________, 199_, between ___________________ (the "Company") and The Bank of New York as Trustee, (the "Trust Agreement"), to pay me the benefits to which I am entitled under such Trust Agreement, and (ii) that a Final Determination (within the meaning of Sections 1.1(j) and 4.3 of the Trust Agreement) has occurred with respect to my interest in the Trust Fund on _____________ .


                                                  _____________________________
                                                  Participant's Signature


STATE OF ___________)
                                    SS.:
COUNTY OF __________)


         On this __ day of _____________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, said that he resides at _______________________ and that the statements herein are all true and correct.


                                                  _____________________________
                                                  Notary Public
                                                  Commission Expires:

                                                                       EXHIBIT E



             FORM OF CHANGE OR REVOCATION OF BENEFICIARY DESIGNATION



         Pursuant to Section 4.6 of the Trust Agreement, dated as of _______________, 199_, between GTECH Holdings Corporation (the "Company") and The Bank of New York as Trustee, I hereby revoke all prior beneficiary designations and designate the following Beneficiary of any payments to which my Beneficiary is entitled under the Trust Agreement.

         I hereby reserve the right to change or revoke this beneficiary designation without notice to any beneficiary.


____________________________        ____________     __________________
Name of Beneficiary (Primary)       Relationship     Social Security No.

________________________________________________________________________________
Address


         I understand that to be effective, any change or revocation must be received by the Trustee during my life at the address set forth below or at such other address as may from time to time be specified by the Trustee for notices to it under the Trust Agreement.


Date ________________      _____________________________________
                             Participant's Signature


RETURN THIS FORM TO:                THE BANK OF NEW YORK
                                    RETIREMENT SERVICES DIVISION
                                    THE CENTRE AT PURCHASE
                                    3 MANHATTANVILLE ROAD
                                    PURCHASE, NEW YORK  10577
                                    ATTN:  RETIREMENT SERVICES DIVISION

                                                                       EXHIBIT F



                             TRUSTEE'S FEE SCHEDULE


                                   [Omitted]